DUNHAM FUNDSSM WHEN PERFORMANCE COUNTS

SUMMARY PROSPECTUS

February 28, 2020, as amended April 16, 2020

Dunham Floating Rate Bond Fund

Class A (DAFRX)

Class C (DCFRX)

Class N (DNFRX)

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Dunham Funds’ shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Dunham Funds or from your financial intermediary. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Dunham Funds electronically by calling (888)-3dunham (338-6426) or contacting your financial intermediary.

You may elect to receive all future reports in paper free of charge. You can inform the Dunham Funds or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by calling (888)-3dunham (338-6426) or contacting your financial intermediary. Your election to receive reports in paper will apply to all Dunham Funds held by you or through your financial intermediary.

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. The Fund’s prospectus and Statement of Additional Information, both dated February 28, 2020, are incorporated by reference into this Summary Prospectus. You can obtain these documents and other information about the Fund online at www.dunham.com/prospectus/FloatingRate. You can also obtain these documents at no cost by completing a document request form on our web-site, www.dunham.com  or by calling (toll free) (888) 338-6426 or by sending an email request to fundinfo@dunham.com, or ask any financial advisor, bank or broker-dealer that offers shares of the Fund.

Investment Objective: The Fund seeks to provide a high level of current income, with capital appreciation as a secondary goal.

Fees and Expenses of the Fund: This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts on purchases of Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund. More information about these and other discounts is available from your financial professional and in How to Purchase Shares on page 89 of the Fund's Prospectus and in How to Buy and Sell Shares on page 88 of the Fund's Statement of Additional Information.

Shareholder Fees (fees paid directly from your investment)	Class A	Class C	Class N
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	4.50%	None	None
Maximum Deferred Sales Charge (Load) (as a % of the of the original purchase price for purchases of $1 million or more)	0.75%	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and other Distributions	None	None	None
Redemption Fee	None	None	None
Exchange Fee	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees(1)	0.77%	0.77%	0.77%
Distribution and/or Service (12b-1) Fees	0.25%	0.75%	0.00%
Other Expenses	0.25%	0.25%	0.25%
Total Annual Fund Operating Expenses	1.27%	1.77%	1.02%
(1)	Management Fees have been restated to reflect an amendment to the Sub-Advisory agreement fee schedule that was effective February 28, 2019. The new Sub-Advisory Fee is a fulcrum fee with a base or fulcrum of 0.28% and can range from 0.10% to 0.46%, based on the Fund’s performance relative to the Credit Suisse Leveraged Loan Index, the Fund’s benchmark.

Example: This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based upon these assumptions your costs would be:

Class	1 Year	3 Years	5 Years	10 Years
Class A	$574	$835	$1,116	$1,915
Class C	$180	$557	$959	$2,084
Class N	$104	$325	$563	$1,248

Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund’s turnover rate was 44% of the average value of its portfolio.

Principal Investment Strategies: The Fund's Sub-Adviser seeks to achieve the Fund's investment objectives by investing, under normal market conditions, at least 80% of the Fund’s assets (defined as net assets plus borrowings for investment purposes) in bonds.  The Fund defines “bonds” as floating rate loans and other floating rate debt securities. Floating rate loans generally represent amounts borrowed by companies or other entities from banks and other lenders. The loans in which the Fund will primarily invest are non-investment grade (or “junk”) bank loans. Floating rate loans have interest rates that reset periodically (typically quarterly or monthly). The interest rates on floating rate loans are generally based on a percentage above LIBOR (the London Interbank Offered Rate), a U.S. bank’s prime or base rate, the overnight federal funds rate, or another rate.

The loans held by the Fund may be senior or subordinate obligations of the borrower. In the event of bankruptcy, holders of senior floating rate loans are typically paid (to the extent assets are available) before certain other creditors of the borrower (e.g., bondholders and stockholders). Holders of subordinate loans may be paid after more senior bondholders. Loans may or may not be secured by collateral. There is no limit on the Fund’s investments in unsecured loans or in companies involved in bankruptcy proceedings, reorganizations, or financial restructurings. There are no maturity restrictions, so the Fund can purchase longer-term loans and bonds, which tend to have higher yields (but are more volatile) than shorter-term loans and bonds. The Fund generally invests in loans that are rated below investment-grade (BB and lower, or an equivalent rating) or are not rated by a nationally recognized statistical rating organization (NRSRO).

The Fund may invest up to 25% of total assets in U.S. and non-U.S. dollar denominated foreign securities and foreign floating rate loans, including Yankee bonds. The Fund may purchase derivative instruments, including, but not limited to, options, futures contracts, credit-linked notes, and swaps (including interest rate swaps, inflation swaps and credit default swaps) for investment purposes and to manage risks identified by the Sub-Adviser.

In general, the Sub-Adviser buys securities that provide high current income that it believes possess attractive risk/reward characteristics. The Sub-Adviser generally measures a security's risk/reward by comparing the security's yield to the risks associated with the borrower, such as its financial condition and industry position, and compared to the yield available from other opportunities. It generally sells securities when they no longer meet the buy criteria or when a more attractive opportunity is identified.

Principal Investment Risks: As with all mutual funds, there is the risk that you could lose money through your investment in the Fund. Although the Fund will strive to meet its investment objective, there is no assurance that it will do so. Many factors affect the Fund's net asset value and performance.

Senior Bank Loans Risk – Senior loans are subject to the risk that a court could subordinate a senior loan, which typically holds the most senior position in the issuer’s capital structure, to presently existing or future indebtedness or take other action detrimental to the holders of senior loans. Senior loans settle on a delayed basis, potentially leading to the sale proceeds of such loans not being available to meet redemptions for a substantial period of time after the sale of the senior loans. The market prices of floating rate loans are generally less sensitive to interest rate changes than are the market prices for securities with fixed interest rates. Certain senior loans may not be considered “securities,” and purchasers, such as the Fund, therefore may not be entitled to rely on the protections of federal securities laws, including anti-fraud provisions.

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Lower-Rated Securities Risk – Securities rated below investment-grade, sometimes called "high-yield" or "junk" bonds, are speculative investments that generally have more credit risk than higher-rated securities. Companies issuing high-yield fixed-income securities are not as strong financially as those issuing securities with higher credit ratings and are more likely to encounter financial difficulties. Lower rated issuers are more likely to default and their securities could become worthless.

Risks Associated with the Discontinuation of the London Interbank Offered Rate (“LIBOR”) – The Fund invests significantly in floating rate loans that have interest rate provisions linked to LIBOR. LIBOR is used extensively in the U.S. and globally as a “benchmark” or “reference rate” for such loans. It is expected that a number of private-sector banks currently reporting information used to set LIBOR will stop doing so after 2021 when their current reporting commitment ends, which could either cause LIBOR to stop publication immediately or cause LIBOR’s regulator to determine that its quality has degraded to the degree that it is no longer representative of its underlying market. The expected discontinuation of LIBOR may impact the functioning, liquidity, and value of these investments.

Changing Fixed Income Market Conditions Risk – During periods of sustained rising rates, fixed income risks will be amplified. If the U.S. Federal Reserve’s Federal Open Market Committee (“FOMC”) raises the federal funds interest rate target, interest rates across the U.S. financial system may rise. Rising rates tend to decrease liquidity, increase trading costs, and increase volatility, all of which make portfolio management more difficult and costly to the Fund and its shareholders.

Credit Risk – Issuers of debt securities may suffer from a reduced ability to repay their interest and principal obligations. They may even default on interest and/or principal payments due to the Fund. An increase in credit risk or a default will cause the value of Fund debt securities to decline. Issuers with lower credit quality are more susceptible to economic or industry downturns and are more likely to default.

Call or Redemption Risk – If interest rates decline, issuers of debt securities may exercise redemption or call provisions. This may force the Fund to reinvest redemption or call proceeds in securities with lower yields, which may reduce Fund performance.

Interest Rate Risk – In general, the price of a debt security falls when interest rates rise. Debt securities have varying levels of sensitivity to changes in interest rates. Securities with longer maturities may be more sensitive to interest rate changes.

Foreign Investing Risk – Investments in foreign countries are subject to currency risk and country-specific risks such as political, diplomatic, regional conflicts, terrorism, war, social and economic instability and policies that have the effect of decreasing the value of foreign securities. Foreign countries may be subject to different trading settlement practices, less government supervision, less publicly available information, limited trading markets and greater volatility than U.S. investments.

Derivatives Risk – Financial derivatives may not produce the desired investment results because they are not perfect substitutes for the underlying securities, indices or currencies from which they are derived. Derivatives may also create leverage which will amplify the effect on the Fund, which may produce significant losses. Over the counter derivatives, such as swaps, are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation.

Leveraging Risk – Using derivatives can create leverage, which can magnify the Fund's potential for gain or loss and, therefore, amplify the effects of market volatility on the Fund's share price.

Natural Disaster/Epidemic Risk – Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis, and other severe weather-related phenomena generally, and widespread disease and illness, including pandemics and epidemics (such as the novel coronavirus), have been and can be highly disruptive to economies and markets.

Liquidity Risk – Some securities may have few market-makers and low trading volume, which tend to increase transaction costs and may make it impossible for the Fund to dispose of a security position at all or at a price which represents current or fair market value.

Management Risk – The Fund is subject to management risk because it is an actively managed investment portfolio. The Sub-Adviser will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there is no guarantee that its decisions will produce the intended result. The successful use of hedging and risk management techniques may be adversely affected by imperfect correlation between movements in the price of the hedging vehicles and the securities being hedged.

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Performance: The following bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the performance of Class N Shares of the Fund from year to year and by showing how the Fund's Class A, Class C and Class N average annual returns compare with those of a broad measure of market performance. The Class A sales charge is reflected in the average annual total return table. Past performance (before and after taxes) does not necessarily indicate how a Fund will perform in the future. Updated performance information is available at no cost by visiting www.dunham.com or by calling toll free (888) 3DUNHAM (338-6426).

Class N Shares Annual Total Return for Year Ended December 31

During the period shown in the bar chart, the highest return for a quarter was 3.62% (quarter ended March 31, 2019) and the lowest return for a quarter was -3.53% (quarter ended December 31, 2018).

Dunham Floating Rate Bond Fund

AVERAGE ANNUAL TOTAL RETURN

For the periods ended December 31, 2019	1 Year	5 Years	Life of Fund*
Class N Shares
return before taxes	7.44%	3.37%	2.81%
return after taxes on distributions	5.44%	1.70%	1.22%
return after taxes on distributions and sale of Fund shares	4.38%	1.83%	1.43%
Class C Shares
return before taxes	6.75%	2.62%	2.06%
Class A Shares
return before taxes	2.39%	2.17%	1.79%
Credit Suisse Leveraged Loan Index(reflects no deduction for fees, expenses, or taxes)	8.17%	4.53%	4.17%
Morningstar Bank Loan Category (return before taxes)**	7.45%	3.62%	3.20%

* The Fund commenced operations on November 1, 2013.

** The Morningstar Bank Loan Category is generally representative of mutual funds that primarily invest in floating-rate bank loans instead of bonds. These bank loans generally offer interest payments that typically float above a common short-term benchmark such as the London interbank offered rate, or LIBOR.

After-tax returns are estimated, and are based on the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown. If you own shares of the Fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this information is not applicable to your investment, because such accounts are only subject to taxes upon distribution. After tax returns for Class C and Class A shares, which are not shown, will vary from those of Class N shares.

Investment Adviser: Dunham & Associates Investment Counsel, Inc. (the “Adviser”).

Sub-Adviser: Newfleet Asset Management, LLC (the “Sub-Adviser”).

Sub-Adviser Portfolio Managers: David L. Albrycht, CFA, Kyle A. Jennings, CFA and Francesco Ossino share primary responsibility for the day-to-day management of the Fund’s portfolio since the Fund commenced operations in November 2013. Mr. Albrycht, President and Chief Investment Officer, joined the Sub-Adviser in 2011; Mr. Jennings, Senior Managing Director and Head of Credit Research, joined the Sub-Adviser in 1998; and Mr. Ossino, Senior Managing Director and Senior Portfolio Manager, joined the Sub-Adviser in 2012.

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Purchase and Sale of Fund Shares

You may purchase and redeem shares of a Fund on any day that the New York Stock Exchange is open for trading. For Class A shares and Class C shares, the initial minimum investment amount in a Fund for regular accounts is $5,000, and for tax-deferred accounts and certain tax efficient accounts is $2,000. The minimum subsequent investment is $100. For Class N shares, the minimum initial investment per Fund is $100,000 for taxable accounts and $50,000 for tax-deferred accounts. There is no minimum subsequent investment amount for Class N shares.

Purchases and redemptions may be made by mailing an application or redemption request to the addresses indicated below, by calling toll free (888) 3DUNHAM (338-6426) or by visiting the Fund's website www.dunham.com. You also may purchase and redeem shares through a financial intermediary.

via Regular Mail	via Overnight Mail
Dunham Funds	Dunham Funds
c/o Gemini Fund Services, LLC	c/o Gemini Fund Services, LLC
P.O. Box 541150	4221 North 203rd Street, Ste. 100
Omaha, NE 68154	Elkhorn, NE 68022-3474

Tax Information

Dividends and capital gain distributions you receive from a Fund, whether you reinvest your distributions in additional Fund shares or receive them in cash, are taxable to you at either ordinary income or capital gains tax rates unless you are investing through a tax-deferred plan such as an IRA or 401(k) plan. However, these dividend and capital gain distributions may be taxable upon their eventual withdrawal from tax-deferred plans.

Financial Intermediary Compensation

If you purchase a Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

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